SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 12, 2008, IBERIABANK Corporation (NASDAQ: IBKC) (the “Company”) announced that the underwriters for the recently announced public offering of the Company’s common stock have exercised in full their over-allotment option to purchase an additional 375,000 shares of the Company’s common stock.

The 2,875,000 shares of the Company’s common stock in the offering, including the 375,000 shares subject to the over-allotment option, are being sold at a price of $40.00 per share.

The offering, including the over-allotment shares, is expected to close on Tuesday, December 16, 2008.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference,

The information in this Item 7.01 and the exhibit attached hereto is will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Statements

To the extent that statements in this Current Report on Form 8-K relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which are based on management’s current information estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. IBERIABANK Corporation’s actual strategies and results in future periods may differ materially form those currently expected due to various risks and uncertainties.

Actual results could differ materially because of factors such as our ability to execute our growth strategy, risks relating to the integration of acquired companies that have previously been operated separately, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, continuing disruption in the credit and equity markets, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, geographic concentration of our markets, rapid changes in the financial services industry, and hurricanes and other adverse weather events. These and other factors that may cause actual results to differ materially form these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K and other filings with the Securities and

Exchange Commission, available at the SEC’s website, www.sec.gov, and the Company’s website, www.iberiabank.com. All information in this release is as of the date of this release. The Company undertakes no duty to update any forward-looking statement to actual results or changes in the Company’s expectations.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated December 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: December 12, 2008	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated December 12, 2008